EXHIBIT 10-Q

Flexible 401(k) Plan
Nonstandardized Safe Harbor Adoption Agreement
EMPLOYER INFORMATION
Name of Adopting Employer	Priority Healthcare Corporation
Address	250 Technology Park, Suite 124
City	Lake Mary	State	FL	Zip	32746
Telephone	407-804-6700	Adopting Employer’s Federal Tax Identification Number			35-1927379
Name of Plan	Priority Healthcare Corporation 401(k) Profit Sharing Plan
Plan Sequence Number	001	Adopting Employer’s Fiscal Year End (specify month and day)	12/31	Account Number
Type of Business (select one):
☐ Sole Proprietorship ☐ Partnership ☑ Corporation ☐ S Corporation ☐ Other (specify)
SECTION ONE: EFFECTIVE DATES
Complete Part A or B
Part A.	Effective Date
This is the initial adoption of a profit sharing plan by the Employer.
The Effective Date of this Plan is .
NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.
Part B.	Restatement Date
This is an amendment and restatement of an existing qualified plan (a Prior Plan).
The Prior Plan was initially effective on 01/01/1999 .
The Effective Date of this restatement is 12/01/2002 .
NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.
SECTION TWO: ELIGIBILITY
Complete Parts A and B
Part A.	Age and Years of Eligibility Service Requirement
1. Employer Profit Sharing Contributions

       Age Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer

       Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after attaining age     18     (no more than 21).

       Years of Eligibility Service Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an

       allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after completing     1

       (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

2. Elective Deferrals
Age Requirement. An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) after attaining age 18 (no more than 21).

       Years of Eligibility Service Requirement. An Employee will be eligible to become a Contributing Participant in the Plan (and thus be

       eligible to make Elective Deferrals) after completing     0.25     (enter 0,1 or any fraction less than 1) Years of Eligibility Service.

3. Matching Contributions

       Age Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing

       Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after attaining age     18

       (no more than 21).

       Years of Eligibility Service Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable)

       after completing     0.25     (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

       NOTE: If any of the age requirements in this Section Two, Part A, are left blank, it shall be deemed there is no age requirement for such item. If more than one Year of Eligibility Service is selected for item 1 or item 3, the immediate 100 percent vesting schedule of Section

       Four of the Adoption Agreement will automatically apply for contributions described in such item. If any Year of Eligibility Service requirement is left blank, the Years of Eligibility Service required for such item shall be deemed to be 0. If a fraction is selected, an

       Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year.

Part B.	Universal Eligibility Criteria
1. Employees Employed As of Effective Date

       Will an Employee employed as of the Effective Date of this Plan who has not otherwise met the requirements of Part A above be considered to have met those requirements as of the Effective Date (select one)?

Option 1: ☐ Yes.
Option 2: ☑ No.
NOTE: If no option is selected, Option 2 shall be deemed to be selected.

	2.	Exclusion of Certain Classes of Employees
An Employee will be eligible to become Participant in the Plan unless such Employee is (select any that apply):

a.    ☑    Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.    ☐    A nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section

              911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section

              861(a)(3) of the Code).

c.    ☐    Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

d. ☐ A Leased Employee.
e. ☐ A Highly Compensated Employee.
f. ☐ Incorrectly determined to be other than an Employee of the Employer (i.e., an independent contractor).
g. ☐ Other (define) .
	3.	Hours Required For Eligibility Purposes
a. 1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service
b. 500 Hours of Service (no more than 500 but less than the number specified in item 3(a), above) must be exceeded to avoid a Break in Eligibility Service

c.    For purposes of determining Years of Eligibility Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable). Bindley Western Industries, Inc. & Subsidiaries, but only for service as of Effective date of plan

	4.	Entry Dates
The Entry Dates for participation shall be (select one):
Option 1: ☐ The first day of the Plan Year and the first day of the seventh month of the Plan Year.
Option 2: ☑ Other (specify) the first day of each calendar quarter (1/1, 4/1, 7/1, 10/1) .

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 2 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements

SECTION THREE: CONTRIBUTIONS Complete Parts A through H

Part A.	Employer Profit Sharing Contributions
	1.	Contribution Formula (select one)
Option 1: ☑ Discretionary Formula. For each Plan Year the Employer will contribute an amount to be determined from year to year.
Option 2: ☐ Fixed Formula. percent of the Compensation of all Qualifying Participants under the Plan for the Plan Year.
Option 3: ☐ Fixed Percent of Profits Formula. percent of the Employer’s profits that are in excess of $ .
Option 4: ☐ Frozen Plan. This Plan is frozen effective and the Employer will not make additional contributions to the Plan after such date.

Option 5:    ☐    Government Contract Formula. For each Hour of Service of covered employment under a government contract, the Employer shall contribute an amount as described in Section 3.01(B)(3) of the Plan.

Option 6: ☐ Not Applicable. The Employer will not make Employer Profit Sharing Contributions to this Plan.
NOTE: If no option is selected, Option 1 shall be deemed to be selected. If Option 5 is selected, the government contract allocation formula must be selected in item 2 below.
	2.	Allocation Formula (select one):

Option 1:    ☑    Pro Rata Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

Option 2:    ☐    Flat Dollar Formula. Employer Profit Sharing Contributions allocated to the Individual Accounts of Qualifying Participants for each Plan Year shall be the same dollar amount for each Qualifying Participant.

Option 3: ☐ Integrated Formula. Employer Profit Sharing Contributions shall be allocated pursuant to the integrated allocation formula in Section 3.01(B)(2) of the Plan.
The integration level shall be (select one):
Suboption (a): ☐ The Taxable Wage Base.
Suboption (b): ☐ $_______________ (a dollar amount less than the Taxable Wage Base).
Suboption (c): ☐ ___________ percent (not more than 100 percent) of the Taxable Wage Base.
NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.
Option 4: ☐ Government Contract Formula. Employer Profit Sharing Contributions shall be allocated pursuant to the government contract contribution formula selected in Part A, item 1 above.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Notwithstanding the foregoing, if no option is selected and the government contract contribution formula is selected in item 1 above, Option 4 will be deemed to be selected. Option 4 cannot be selected unless the government contract contribution formula in item 1 above applies.

	3.	Qualifying Participants

A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant who satisfies all of the eligibility requirements in Section Two of the Adoption Agreement regarding Employer Profit Sharing Contributions on at least one day of such Plan Year and satisfies the following additional conditions (select one or more):

		Option 1: ☐	No Additional Conditions.

Option 2: ☑

Hours of Service Requirement. The Participant completes at least 1000 (not more than 1000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

			☑	The Participant’s Death.

			☑	The Participant’s Termination of Employment after having incurred a Disability.

			☑	The Participant’s Termination of Employment after having reached Normal Retirement Age.

			☐	The Participant is employed on the last day of the Plan Year.

			☐	This condition will not be waived.

		Option 3: ☑	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

			☑	The Participant’s Death.

			☑	The Participant’s Termination of Employment after having incurred a Disability.

			☑	The Participant’s Termination of Employment after having reached Normal Retirement Age.

			☐	The Participant’s Termination of Employment after having completed at least _____ Hours of Service during the Plan Year.

			☐	This condition will not be waived.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

	4.	Contributions To Disabled Participants

Will a Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Section 3.01(B)(1) of the Plan (select one)?

		Option 1:	☐	Yes.

		Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

	5.	One-Time Irrevocable Elections

May an Employee make a one-time irrevocable election, as described in Section 3.02 of the Plan, upon first becoming eligible to participate in the Plan to have the Employer make Employer Profit Sharing Contributions to the Plan on such Employee’s behalf (select one)?

		Option 1:	☐	Yes.

		Option 2:	☑	No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Part B.	Elective Deferrals

	1.	Authorization of Elective Deferrals

Will Elective Deferrals be permitted under this Plan (select one)?

		Option 1:	☑	Yes.

		Option 2:	☐	No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Complete the remainder of Section Three only if Option 1 is selected. Elective Deferrals may commence on

NOTE: This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

	2.	Limits on Elective Deferrals

If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (select one):

		Option 1:	☑	An amount equal to a percentage of the Contributing Participant’s Compensation from 1 percent to 80 percent in increments of _______ percent.

		Option 2:	☐	An amount of the Contributing Participant’s Compensation not less than $______________ and not more than $______________.

The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant’s Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

NOTE: Unless specified otherwise in this Adoption Agreement, bonuses shall be included in Compensation and will, therefore, be subject to a Participant’s salary reduction agreement.

	3.	Separate Deferral Election for Bonuses

Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant be permitted to make a separate deferral election to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash (select one)?

		Option 1:	☐	Yes.

		Option 2:	☑	No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected. A separate deferral election made with respect to a bonus shall not be subject to the limits described under the portion of this Adoption Agreement titled “Limits on Elective Deferrals” unless such limits are prescribed by the Code or related regulations.

	4.	Claiming Excess Elective Deferrals
A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit his or her claim in writing to the Plan Administrator by (select one):
Option 1: ☑ March 1.
Option 2: ☐ Other (specify a date not later than April 15) . .
NOTE: If no option is selected, Option 1 shall be deemed to be selected.
	5.	Automatic Elective Deferrals
a. Authorization of Automatic Elective Deferrals

       If an Employee who has met the eligibility requirements set forth in Section Two, Part B of the Adoption Agreement fails to provide the Employer a salary reduction agreement, will a portion of such eligible Employee’s Compensation be automatically withheld and contributed to the Plan as an

       Elective Deferral (select one)?

Option 1: ☐ Yes.
Option 2: ☑ No.
NOTE: If no option is selected, Option 2 shall be deemed to be selected. Complete the remainder of this Part B, item 5 only if Option 1 is selected.
b. Amount of Automatic Elective Deferrals
The following percentage or amount of each eligible Employee’s Compensation will be automatically withheld and contributed to the Plan as an Elective Deferral (select and complete one):
Option 1: ☐ ______ Percent.
Option 2: ☐ $____________.
NOTE: If no option is selected, Option 1 shall be deemed selected and three percent of Compensation shall be deemed to be entered.
Part C.	Matching Contributions
	1.	Authorization of Matching Contributions
Will the Employer make Matching Contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?
Option 1: ☑ Yes, but only with respect to a Contributing Participant’s Elective Deferrals.
Option 2: ☐ Yes, but only with respect to a Participant’s Nondeductible Employee Contributions.
Option 3: ☐ Yes, with respect to both Elective Deferrals and Nondeductible Employee Contributions.
Option 4: ☐ No.
NOTE: If no option is selected, Option 4 shall be deemed to be selected. Complete the remainder of this Part C only if Option 1, 2 or 3 is selected.
	2.	Matching Contribution Formula
If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing
Participant each Plan Year shall be (select one):

Option 1:    ☐    An amount equal to              percent of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution,

                            if applicable) which does not exceed              percent of the Contributing Participant’s Compensation.

Option 2:    ☐    An amount equal to the sum of percent of the portion of such Contributing Participant’s Elective Deferral (and/or

                            Nondeductible Employee Contribution, if applicable) which does not exceed              percent of the Contributing Participant’s

                            Compensation plus              percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee

                            Contribution, if applicable) which exceeds _______ percent but does not exceed _______ percent of the Contributing Participant’s

                            Compensation.

Option 3:    ☑    Such amount, if any, equal to that percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee

                            Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

Option 4:    ☐    Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if

                            applicable) of each Contributing Participant entitled thereto.)                                                                                                          .

NOTE: If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). The proper amount of Matching Contributions may be determined either periodically throughout the Plan Year (e.g., each payroll period) or at the end of each Plan Year as long as the proper amount is determined in a uniform and nondiscriminatory manner.

	3.	Plan Year Limit on Matching Contributions

Notwithstanding the Matching Contribution formula specified above, no Matching Contribution in excess of $_________________ or _______ percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year.

	4.	Qualifying Contributing Participants

A Contributing Participant who satisfies the eligibility requirements described in Section Two of the Adoption Agreement regarding Elective Deferrals and Matching Contributions will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and satisfies the following additional conditions (select one or more):

Option 1: ☐ No Additional Conditions.
Option 2: ☑ Hours of Service Requirement. The Contributing Participant completes at least 1000 Hours of Service during the Plan Year.
However, this condition will be waived for the following reason(s) (select at least one):
☑ The Contributing Participant’s Death.
☑ The Contributing Participant’s Termination of Employment after having incurred a Disability.
☑ The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.
☐ The Contributing Participant is employed on the last day of the Plan Year.
☐ This condition will not be waived.

Option 3:    ☑    Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☑ The Contributing Participant’s Death.
☑ The Contributing Participant’s Termination of Employment after having incurred a Disability.
☑ The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.
☐ The Contributing Participant’s Termination of Employment after having completed at least _______ Hours of Service during the Plan Year.
☐ This condition will not be waived.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part D.	Qualified Nonelective Contributions
	1.	Qualified Nonelective Contribution Formula
For each Plan Year, the Employer may contribute an amount to be determined from year to year.
	2.	Allocation of Qualified Nonelective Contributions
Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (select one):

Option 1:    ☑    In the ratio which each non-Highly Compensated Employee Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants for such Plan Year.

Option 2: ☐ In the ratio which each Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all Participants for such Plan Year.

Option 3:    ☐    In the ratio which each non-Highly Compensated Employee Participant’s Compensation not in excess of $_____________ for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants not in excess of $_____________ for such Plan Year.

Option 4:    ☐    In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Section 3.13 of the Plan, the Actual Contribution Percentage test described in Section 3.14 of the Plan, or both.

Option 5:    ☐    In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Notwithstanding Section 3.13 of the Plan, the Actual Contribution Percentage test described in Section 3.14 of the Plan, or both. anything in the Plan to the contrary, allocations will be made only to those non-Highly Compensated Employees who are employed on the last day of the applicable Plan Year.

NOTE: If no option is selected, Option 5 shall be deemed to be selected.

Part E.	Qualified Matching Contributions
	1.	Qualified Matching Contribution Formula

If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one):

Option 1:    ☐    An amount equal to ________ percent of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _________ percent of the Contributing Participant’s Compensation.

Option 2:    ☐    An amount equal to the sum of ________ percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed ________ percent of the Contributing Participant’s Compensation plus ________ percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ________ percent but does not exceed _______ percent of the Contributing Participant’s Compensation.

Option 3:    ☑    Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage test (described in Section 3.13 of the Plan) or the Actual Contribution Percentage tests (described in Section 3.14 of the Plan) for the Plan Year or both.

Option 4:    ☐    Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto.)

NOTE: If no option is selected, Option 3 shall be deemed to be selected.

	2.	Participants Entitled to Qualified Matching Contributions
Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):
Option 1: ☑ Each Contributing Participant who makes Elective Deferrals who is a non-Highly Compensated Employee.
Option 2: ☐ All Contributing Participants who make Elective Deferrals.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

3.

Plan Year Limit on Qualified Matching Contributions

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contribution in excess of $____________ or________ percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year.

Part F.

Safe Harbor CODA Contributions

A Plan intending to satisfy the requirements of Sections 401(k)(12) and 401(m)(11) of the Code generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. See Notice 98-52, 1998-46 I.R.B. 16, Notice 2000-3, 2000-4 I.R.B. 413, and Rev. Proc. 2000-20, 2000-6 I.R.B. 553, for more information.

	1.	Application of Safe Harbor CODA
Will the safe harbor CODA provisions of Section 3.15 of the Plan apply (select one)?
Option 1: ☐ Yes.
Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will be deemed to be selected. Complete the remainder of this Part F only if Option 1 is selected. If Option 1 is selected, the safe harbor CODA provisions of the Plan shall apply for the Plan Year and any provisions relating to the ADP or ACP tests shall not apply.

	2.	ADP Test Safe Harbor Contributions
In lieu of Basic Matching Contributions, the Employer will make the following contributions for the Plan Year (select one):

Option 1:    ☐    Enhanced Matching Contributions.

                             The Employer will make Matching Contributions to the Individual Account of each Eligible Employee in an amount equal to the sum of

                             (i)    theEmployee’s Elective Deferrals that do not exceed _______ percent of the Employee’s Compensation for the Plan Year, plus

                             (ii)   percent of the Employee’s Elective Deferrals that exceed _______ percent of the Employee’s Compensation for the Plan Year and                              that do not exceed _______ percent of the Employee’s Compensation for the Plan Year.

                             NOTE: In the blank in (i) above and the second blank in (ii) above, insert a number that is equal to or greater than three, but less than or equal to six. The first and last blanks in (ii) must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as Elective Deferrals increase. For example, if “4” is inserted in the blank in (i), (ii) need not be completed.

Option 2:     ☐    Safe Harbor Nonelective Contributions.

The Employer will make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to ______(not less than three) percent of the Employee’s Compensation for the Plan Year.

Option 3: ☐ Not Applicable. The Employer will make Basic Matching Contributions as described in Section 3.15 of the Plan.

	3.	Recipient Plan
The ADP Test Safe Harbor Contributions will be made to (select one only if Option 1 is selected for item 1 above):
Option 1: ☐ This Plan.
Option 2: ☐ Other plan (specify plan of the Employer) .
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

	4.	ACP Test Safe Harbor Matching Contributions

NOTE:  No additional contributions are required in order to satisfy the requirements for a safe harbor CODA. However, if the Employer desires to make Matching Contributions other than Basic or Enhanced Matching Contributions, then the following must be completed.

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee in the amount of (select one):

Option 1: ☐ ______ percent of the Employee’s Elective Deferrals that do not exceed six percent of the Employee’s Compensation for the Plan Year.

Option 2:    ☐    ______ percent of the Employee’s Elective Deferrals that do not exceed ______ percent of the Employee’s Compensation for the PlanYear plus ______ percent of the Employee’s Elective Deferrals thereafter, but no Matching Contributions will be made on Elective Deferrals that exceed six percent of Compensation. NOTE:  The number inserted in the third blank cannot exceed the number inserted in the first blank.

Option 3:    ☐    The Employee’s Elective Deferrals that do not exceed a percentage of the Employee’s Compensation for the Plan Years. Such percentage is determined by the Employer for the year but in no event can exceed four percent of the Employee’s Compensation.

Part G.	Other Contributions

	1.	Rollover Contributions
May an Employee make rollover contributions to the Plan pursuant to Section 3.03 of the Plan (select one)?
Option 1: ☑ Yes.
Option 2: ☐ Yes, unless such Employee is part of an excluded class of Employees.
Option 3: ☐ Yes, but only after becoming a Participant.
Option 4: ☐ No.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

	2.	Transfer Contributions
May an Employee make transfer contributions to the Plan pursuant to Section 3.04 of the Plan (select one)?
Option 1: ☑ Yes.
Option 2: ☐ Yes, unless such Employee is part of an excluded class of Employees.
Option 3: ☐ Yes, but only after becoming a Participant.

Option 4:    ☐    Yes, but only if the assets are exempt from the Qualified Joint and Survivor Annuity rules as described in Section 5.13 of the Plan (without regards to Section 5.13(E) of the Plan) thereof.

Option 5: ☐ No.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

	3.	Nondeductible Employee Contributions
May an Employee make Nondeductible Employee Contributions pursuant to Section 3.08 of the Plan (select one)?
Option 1: ☐ Yes. If “Yes,” check here if such contributions will be mandatory. ☐
Option 2: ☑ No.
NOTE: If no option is selected, Option 2 shall be deemed to be selected.
Nondeductible Employee Contributions may commence on .

	4.	Participants Entitled To Receive Minimum Allocation
Any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be allocated to the Individual Accounts of (select one):
Option 1: ☑ Participants who are non-Key Employees.
Option 2: ☐ All Participants.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

5. Top-Heavy Ratio

 For purposes of establishing the Present Value of benefits under a defined benefit plan to compute the top-heavy ratio as described in

 Section 7.19(B) of the Plan, any benefit shall be discounted only for mortality and interest based on the following (select one):

Option 1: ☑ Not applicable because the Employer has not maintained a defined benefit plan.

Option 2: ☐ The interest rate and mortality table specified for this purpose in the defined benefit plan.

Option 3: ☐ Interest rate of _____________ percent and the following mortality table (specify).________________________________________

6. Minimum Allocation or Benefit

For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (select one):

Option 1: ☑ To this Plan.

Option 2: ☐ To the following plan maintained by the Employer (specify name and plan sequence number of plan).

__________________________________________________________________________________

Option 3:    ☐    In accordance with the method described on an attachment to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part H.	ADP and ACP Testing Alternatives

Current Year Testing Method

The testing method used for purposes of the ADP and ACP tests under this Plan shall be (select one):

Option 1: ☑ Prior Year Testing Method.

Initial Plan Year ADP

 If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the

 ADP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a): ☐ 3%.

Suboption (b): ☐ Such first Plan Year’s ADP.

NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

Initial Plan Year ACP

 If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Nondeductible Employee

 Contributions, provides for Matching Contributions or both, the ACP for Participants who are non-Highly Compensated Employees

 shall be (select one):

Suboption (a): ☐ 3%.

Suboption (b): ☐ Such first Plan Year’s ACP.

NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2: ☐ Current Year Testing Method.

NOTE:    If no option is selected, Option 1 shall be deemed to be selected. If Option 2 is selected, the current year testing method must continue to be used unless (1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in Notice 98-1 (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method.

SECTION FOUR: VESTING AND FORFEITURES Complete Parts A through G

Part A.	Vesting Schedule For Employer Profit Sharing Contributions and Matching Contributions

A Participant shall become Vested in his or her Individual Account derived from Employer Profit Sharing Contributions and Matching Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows (select one vesting schedule for Employer Profit Sharing Contributions and one vesting schedule for Matching Contributions, if applicable).

1. Current Vesting Schedule

.

YEARS OF VESTING SERVICE	VESTED PERCENTAGE
Profit Sharing	Option 1 ☐	Option 2 ☐	Option 3 ☐	Option 4 ☐	Option 5 ☑ (Complete if Chosen)
Matching	Option 1 ☐	Option 2 ☐	Option 3 ☐	Option 4 ☐		Option 5 ☑ (Complete if Chosen)
Less than One	0%	0%	100%	0%	0%	0%
1	0%	0%	100%	0%	20%	20%
2	0%	20%	100%	0%	40%	40%
3	0%	40%	100%	20%	60% (not less than 20%)	60% (not less than 20%)
4	0%	60%	100%	40%	80% (not less than 40%)	80% (not less than 40%)
5	100%	80%	100%	60%	100% (not less than 60%)	100% (not less than 60%)
6	100%	100%	100%	80%	100% (not less than 80%)	100% (not less than 80%)
7	100%	100%	100%	100%	100% (not less than 100%)	100% (not less than 100%)
NOTE: If no option is selected, Option 3 will be deemed to be selected for both Employer Profit Sharing Contributions and Matching Contributions.

2.	Prior Vesting Schedule (Complete this Part A, item 2 only if the Plan has been amended to include a less favorable vesting schedule.)

YEARS OF VESTING SERVICE		VESTED PERCENTAGE

Profit Sharing	Option 1 ☐	Option 2 ☐	Option 3 ☐	Option 4 ☐	Option 5 ☐ (Complete if Chosen)
Matching	Option 1 ☐	Option 2 ☐	Option 3 ☐	Option 4 ☐		Option 5 ☐ (Complete if Chosen)
Less than One	0%	0%	100%	0%	%	%
1	0%	0%	100%	0%	%	%
2	0%	20%	100%	0%	%	%
3	0%	40%	100%	20%	% (not less than 20%)	% (not less than 20%)
4	0%	60%	100%	40%	% (not less than 40%)	% (not less than 40%)
5	100%	80%	100%	60%	% (not less than 60%)	% (not less than 60%)
6	100%	100%	100%	80%	% (not less than 80%)	% (not less than 80%)
7	100%	100%	100%	100%	% (not less than 100%)	% (not less than 100%)

Part B.	Top-Heavy Vesting Schedule

Pursuant to Section 4.01(B) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan’s regular vesting schedule provides for more rapid vesting) shall be (select one):

Option 1: ☐ 6 Year Graded.
Option 2: ☐ 3 Year Cliff.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected for those contributions identified in Part A above that are subject to a graded vesting schedule and Option 2 shall be deemed to be selected for those contributions identified in Part A above that are subject to a cliff vesting schedule.

Part C.	Hours Required For Vesting Purposes
1. 1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.
2. 500 Hours of Service (no more than 500 but less than the number specified in this Section Four, Part C, item 1, above) must be exceeded to avoid a Break in Vesting Service.

3.    For purposes of determining Years of Vesting Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable)

Bindley Western Industries, Inc. & Subsidiaries, but only for service as of Effective Date of plan                                                                                      .

Part D.	Exclusion of Certain Years of Vesting Service
All of an Employee’s Years of Vesting Service with the Employer are counted to determine the Vested percentage in the Participant’s Individual Account except (select any that apply):
☐ Years of Vesting Service before the Employee reaches age 18.
☐ Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

Part E.	Allocation of Forfeitures of Employer Profit Sharing Contributions
Forfeitures shall be (select one):
Option 1: ☐ Allocated to the Individual Accounts of the Participants specified below in the manner described in Section 3.01(B) of the Plan (for Employer Profit Sharing Contributions).
The Participants entitled to receive allocations of such Forfeitures shall be (select one):
Suboption (a): ☐ Qualifying Participants.
Suboption (b): ☐ All Participants.
NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.
Option 2: ☑ Applied to reduce Employer Contributions.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan’s administrative expenses in accordance with Section 7.04 of the Plan or the restoration of Participant’s Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part F.	Allocation of Forfeitures of Matching Contributions
Forfeitures of Matching Contributions shall be (select one):

Option 1:    ☐    Allocated, after all other Forfeitures under the Plan, to each Participant’s Individual Account in the ratio which each

                            Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

The Participants entitled to receive allocations of such Forfeitures shall be (select one):
Suboption (a): ☐ Qualifying Contributing Participants.
Suboption (b): ☐ Qualifying Participants.
Suboption (c): ☐ All Participants.
NOTE: If no suboption is selected, Suboption (a) shall be deemed to be selected.
Option 2: ☑ Applied to reduce Employer Contributions.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan’s administrative expenses in accordance with Section 7.04 of the Plan or the restoration of Participant’s Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part G.	Allocation of Forfeitures of Excess Aggregate Contributions
Forfeitures of Excess Aggregate Contributions shall be (select one):
Option 1: ☐

Allocated, after all other Forfeitures under the Plan, to each Qualifying Contributing Participant’s Matching Contribution account in the ratio which each Qualifying Contributing Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

	Option 2: ☑		Applied to reduce Employer Contributions.
	NOTE:		If no option is selected, Option 2 shall be deemed to be selected.

SECTION FIVE: DISTRIBUTIONS AND LOANS
Complete Parts A through C

Part A.	Distributable Events (Answer each of the following items.)

	1.	Termination of Employment Before Normal Retirement Age
May a Participant who has not reached Normal Retirement Age request a distribution from the Plan upon Termination of Employment (select one)?
		Option 1:	☑	Yes.
		Option 2:	☐	No.

	2.	Disability
May a Participant who has incurred a Disability request a distribution from the Plan (select one)?
		Option 1:	☑	Yes.
		Option 2:	☐	No.

	3.	Attainment of Normal Retirement Age
May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan (select one)?
		Option 1:	☑	Yes.
		Option 2:	☐	No.

	4.	Attainment of Age 59½

May a Participant who has attained age 59½ request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions while still employed by the Employer (select one)?

Employer Profit Sharing Contributions and Matching Contributions
		Option 1:	☑	Yes.
		Option 2:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to the type of contribution that will be withdrawn.
		Option 3:	☐	No.

Elective Deferrals
		Option 1:	☑	Yes.
		Option 2:	☐	No.

	5.	In-Service Withdrawals of Employer Profit Sharing Contributions and Matching Contributions

May a Participant request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to Employer Profit Sharing Contributions and Matching Contributions (if applicable) pursuant to Section 5.01(A)(4) of the Plan (select one)?

		Option 1:	☐	Yes.
		Option 2:	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to the type of contribution that will be withdrawn.
		Option 3:	☐	Yes, but only with respect to a Participant who has participated in the Plan for or more years and attained age .
		Option 4:	☐	Yes, but only with respect to a Participant who is 100 percent Vested and has participated in the Plan for or more years and attained age .
		Option 5:	☑	No.
If Options 1 through Option 4 are selected, will such In-Service withdrawals be permitted only on account of hardship pursuant to Section 5.01(A)(5) of the Plan (select one)? ☐ Yes ☐ No

If “Yes” is selected, the definition of hardship ☐ will ☐ will not be limited to the safe harbor definition provided in Section 5.01(A)(6)(b) of the Plan.

	6.	Withdrawals of Rollover Contributions
May an Employee request a distribution of his or her rollover contributions at any time?
		Option 1:	☐	Yes.
		Option 2:	☑	No.

	7.	Withdrawals of Transfer Contributions
May an Employee request a distribution of his or her transfer contributions at any time?
		Option 1:	☐	Yes.
		Option 2:	☑	No.

	8.	Hardship Withdrawals of Elective Deferrals
May a Participant request a distribution of his or her Elective Deferrals on account of hardship pursuant to Section 5.01(A)(6) of the Plan?
		Option 1:	☑	Yes.
		Option 2:	☐	No.

	9.	Loans
May a Participant request a loan pursuant to Section 5.19 of the Plan?
		Option 1:	☑	Yes.
		Option 2:	☐	No.

NOTE: If no option is selected for items 1 through 8, Option 1 shall be deemed to be selected for such items. If no option is selected for item 9, Option 2 shall be deemed to be selected.

Part B.	Form of Distribution (Answer each of the following items.)

	1.	Lump Sum
May a Participant request a distribution of the Vested portion of his or her Individual Account in a lump sum, subject to Section 5.02(C) of the Plan (select one)?
		Option 1:	☑	Yes.
		Option 2:	☐	No.

	2.	Installment Payments

May a Participant request a distribution of the Vested portion of his or her Individual Account over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary, subject to Section 5.02(C) of the Plan (select one)?

		Option 1:	☑	Yes.
		Option 2:	☐	No.

	3.	Annuity Contracts
May a Participant apply the Vested portion of his or her Individual Account toward the purchase of an annuity contract, subject to Section 5.02(C) of the Plan (select one)?
		Option 1:	☐	Yes.
		Option 2:	☑	No.

	4.	Involuntary Cashouts
An Eligible Rollover Distribution that exceeds $1,000 but does not exceed $5,000 will be paid in the following manner pursuant to Sections 5.02 and 5.04 of the Plan (select one):
		Option 1:	☑	a single sum.
		Option 2:	☐	a Direct Rollover to an individual retirement account.

NOTE: Option 1 must be selected for at least one of items one through three in Part B above. If neither option is selected for items one through three in Part B above, Option 1 shall be deemed to have been selected for such item. If item four is not completed, Option 2 shall be deemed to have been selected for such item. If this Plan is restating a Prior Plan, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan.

Part C.	Retirement Equity Act Safe Harbor
Will the safe harbor provisions of Section 5.13(E) of the Plan apply (select one)?
	Option 1:	☑	Yes.
	Option 2:	☐	No.

Survivor Annuity Percentage (Complete only if Option 2 is selected.)

The survivor annuity portion of the Qualified Joint and Survivor Annuity shall be a percentage equal to          percent (at least 50 percent but no more than 100 percent) of the amount paid to the Participant prior to his or her death.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

NOTE: Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the timing of payout options. If the Plan is restating a Prior Plan that permitted a distribution option described above that involves the timing of a distribution, the selections must generally be at least as favorable as under the Prior Plan. Forms of distributions may be eliminated under certain conditions, but generally only after advance notice has been given to Participants as described in the Basic Plan Document.

SECTION SIX: DEFINITIONS
Complete Parts A through O

Part A.	Plan Year Means

	Option 1:	☐	The 12-consecutive month period which coincides with the Adopting Employer’s Fiscal Year.
	Option 2:	☑	The calendar year.
	Option 3:	☐	Other 12-consecutive month period. (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

NOTE: If no option is selected, Option 1 shall be deemed to be selected. If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year’s beginning and ending dates

Part B.	Limitation Year Means
Option 1: ☑ The Plan Year.
Option 2: ☐ The calendar year.
Option 3: ☐ Other 12-consecutive month period. (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)
.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.
Part C.	Hours of Service Equivalencies
Service will be determined on the basis of (select one):
Option 1: ☑ Actual hours for which an Employee is paid or entitled to payment.

Option 2:    ☐    Days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Option 3:    ☐    Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Option 4:    ☐    Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Option 5:    ☐    Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. This Section Six, Part C will not apply if the elapsed time method of Section Six,
Part D is selected.
Part D.	Elapsed Time Method
In lieu of tracking Hours of Service of Employees, will the elapsed time method described under the definition of Hours of Service be used (select one)?
Option 1: ☑ No.
Option 2: ☐ Yes.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.
Part E.	General Definition of Compensation
Compensation will mean all of each Participant’s (select one):
Option 1: ☑ W-2 wages.
Option 2: ☐ Section 3401(a) wages.
Option 3: ☐ 415 safe-harbor compensation.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.
Part F.	Determination Period
Compensation shall be determined over the following applicable period (select one):
Option 1: ☑ The Plan Year.
Option 2: ☐ The calendar year ending with or within the Plan Year.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.
Part G.	Elective Deferrals and Compensation
Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the
Employee under Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) and 403(b) of the Code (select one):
Option 1: ☑ Yes.
Option 2: ☐ No.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.
Part H.	Pre-Entry Date Compensation

Unless a different definition of Compensation is required by either the Code or ERISA, for the Plan Year in which an Employee enters the Plan, the
Employee’s Compensation which shall be taken into account for purposes of the Plan shall be (select one):

Option 1: ☑ The Employee’s Compensation only from the Entry Date, applicable to the particular type of contribution, on which the Employee became a Participant in the Plan.
Option 2: ☐ The Employee’s Compensation for the whole of such Plan Year.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.
Part I.	Exclusions From Compensation
Compensation shall not include the following (select any that apply).
	☐ Bonuses	☐ Commissions
	☐ Overtime	☑ Other (specify) Income derived from exercise of stock options; any benefit not included in taxable income for year .
NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part A is selected.
Part J.	Normal Retirement Age
The Normal Retirement Age under the Plan shall be (select and complete one):
Option 1: ☑ Age 65 (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code).

Option 2:    ☐    The later of age ________ (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code) or the ________

                            (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

NOTE: If no option is selected, the Normal Retirement Age shall be deemed to be age 59½.

Part K.		Early Retirement Age
The Early Retirement Age under the Plan shall be (select one):
Option 1: ☑ An Early Retirement Age is not applicable under the Plan.
Option 2: ☐ A Participant satisfies the Plan’s Early Retirement Age conditions by attaining age ______ and completing ______ Years of Vesting Service.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part L.		Valuation Date
The Plan Valuation Date shall be (select one):
Option 1: ☐ Daily.
Option 2: ☑ The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.
Option 3: ☐ The last day of each Plan quarter.
Option 4: ☐ The last day of each month.
Option 5: ☐ Other (Specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.) .
NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Part M.		Highly Compensated Employee
	1.	Top Paid Group Election
For purposes of determining who is a Highly Compensated Employee under the Plan, the top paid group election shall apply (select one).
Option 1: ☐ Yes.
Option 2: ☑ No.
NOTE: If no option is selected, Option 2 shall be deemed to be selected.

	2.	Calendar Year Data Election:
For purposes of determining who is a Highly Compensated Employee (other than a five percent owner) under the Plan, the calendar year data election shall apply (select one).
Option 1: ☐ Yes.
Option 2: ☑ No.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part N.		Disability
For purposes of this Plan, Disability shall mean (select one):

Option 1:    ☑    The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Option 2: ☐ The inability to engage in any substantial, gainful activity in the Employee’s trade or profession for which the Employee is best qualified through training or experience.
NOTE: If no option is selected, Option 1 shall be deemed to be selected

Part O.		Eligibility Computation Period
An Employee’s Eligibility Computation Periods subsequent to his or her initial Eligibility Computation Period shall be (select one):
Option 1: ☑ The 12 consecutive month periods commencing on the anniversaries of his or her Employment Commencement Date.
Option 2: ☐ The Plan Year commencing with the Plan Year beginning during his or her initial Eligibility Computation Period.
NOTE: If no option is selected, Option 1 shall be deemed to be selected.

SECTION SEVEN: MISCELLANEOUS
Complete Parts A and B
Part A.		Participant Direction
Will Participants be responsible for directing the investment of their Plan assets pursuant to Section 7.22(B) of the Plan (select one)?
Option 1: ☑ Yes.
Option 2: ☐ No.

Part B.		Permissible Investments
The assets of the Plan shall be invested only in those investments described below (to be completed by the Prototype Sponsor):
Those investments made available to the Plan by the Prototype Sponsor and as selected by the Employer from time to time.

NOTE: If no option is selected for Part A above, Option 1 shall be deemed to be selected.

SECTION EIGHT: TRUSTEE AND CUSTODIAN
Complete Parts A and B (as applicable)
Part A.		Custodian (This Part A must be completed unless a Trustee is named in Part B, below.)
Financial Organization
Address
Signature
Type Name Title

Part B.	Trustee (This Part B must generally be completed unless the Plan covers one or more Self-Employed Individuals or satisfies another exception under Section 403(b) of ERISA. Select one.)
Option 1: ☑ Financial Organization as Trustee
Option 2: ☐ Individual Trustee(s)
The Trustee of this Plan shall be a: ☑ Directed Trustee ☐ Discretionary Trustee

Name of Trustee Delaware Management Trust Company
Address 2005 Market Street, Philadelphia, PA 19103
Telephone 800-362-7500
Signature Title Trust Officer

Name of Trustee
Address
Telephone
Signature Title

Name of Trustee
Address
Telephone
Signature Title

Name of Trustee
Address
Telephone
Signature Title

SECTION NINE:EMPLOYER SIGNATURE
Important: Please read before signing
Prototype Sponsor
Name of Prototype Sponsor Retirement Financial Services, Inc.

Address 2005 Market Street, 5th Floor, Philadelphia, PA 19103

Telephone 800-362-7500
☐	Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.
Name of Plan Administrator

Address
City State Zip

Telephone
Signature of Plan Administrator Date Signed
Type Name
☑	Check here if there is an attachment(s) that applies to this Plan(If the box is checked, please describe the attachment(s) below.)
EGTRRA Amendment
I am an authorized representative of the Adopting Employer named above and I state the following:
1.	I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan;
2.	I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan;
3.	I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan; and
4.

I have received a copy of this Adoption Agreement, the corresponding Basic Plan Document and, if applicable, any separate trust agreement used in lieu of the trust agreement contained in the Basic Plan Document.

Signature of Adopting Employer /s/ Stephen Saft Date Signed 11-27-02
Type Name Stephen Saft Title CFO

NOTE: The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.This Adoption Agreement may be used only in conjunction with Basic Plan Document #01. The signature of the Adopting Employer in this Section Nine shall apply to Section 10 of this Adoption Agreement if the Employer is restating its Plan to comply with Revenue Procedure 2000-20.

SECTION TEN: REMEDIAL AMENDMENT PERIOD PLAN ADMINISTRATION
Complete Section 10 only if the Plan is being restated to comply with GUST
Part A.	Highly Compensated Employee
1. Top Paid Group. For purposes of determining who was a Highly Compensated Employee, did the Employer make the top-paid group election for the following Plan Years?
1997 ☐ Yes ☐ No ☑ Not Applicable 2001 ☐ Yes ☑ No ☐ Not Applicable
1998 ☐ Yes ☐ No ☑ Not Applicable 2002 ☐ Yes ☐ No ☐ Not Applicable
1999 ☐ Yes ☑ No ☐ Not Applicable 2003 ☐ Yes ☐ No ☐ Not Applicable
2000 ☐ Yes ☑ No ☐ Not Applicable 2004 ☐ Yes ☐ No ☐ Not Applicable
NOTE: If a box is not selected for a year, “No” shall be deemed to be selected for such year.

2.    Calendar Year Data Election. For purposes of determining who was a Highly Compensated Employee (other than as a five-percent owner) did the

       Employer make a calendar year data election for the following Plan Years?

1997 ☐ Yes ☐ No ☑ Not Applicable 2001 ☐ Yes ☑ No ☐ Not Applicable
1998 ☐ Yes ☐ No ☑ Not Applicable 2002 ☐ Yes ☐ No ☐ Not Applicable
1999 ☐ Yes ☑ No ☐ Not Applicable 2003 ☐ Yes ☐ No ☐ Not Applicable
2000 ☐ Yes ☑ No ☐ Not Applicable 2004 ☐ Yes ☐ No ☐ Not Applicable
NOTE: If a box is not selected for a year, “Yes” shall be deemed to be selected for such year.
Part B.	ADP/ACP Testing
1. Prior Year Testing and ADP Test. For purposes of performing the ADP test, did the Employer apply the prior year testing rules for the following Plan Years?
1997 ☐ Yes ☐ No ☑ Not Applicable 2001 ☑ Yes ☐ No ☐ Not Applicable
1998 ☐ Yes ☐ No ☑ Not Applicable 2002 ☐ Yes ☐ No ☐ Not Applicable
1999 ☑ Yes ☐ No ☐ Not Applicable 2003 ☐ Yes ☐ No ☐ Not Applicable
2000 ☑ Yes ☐ No ☐ Not Applicable 2003 ☐ Yes ☐ No ☐ Not Applicable
NOTE: If a box is not selected for a year, “Yes” shall be deemed to be selected for such year.

2.    Initial Plan Year ADP. If this was not a successor Plan, then, for the first Plan Year this Plan permitted any Participant to make Elective Deferrals, the

       ADP used in the ADP test for Participants who were not Highly Compensated Employees was such first Plan Year’s ADP.

☐ Yes ☑ No

       NOTE: Select “No” if “No” was selected in item 1 above with respect to the first Plan Year Elective Deferrals were permitted under this Plan. If a box is not selected, “No” shall be deemed to be selected.

3. Prior Year Testing and ACP Test. For purposes of performing the ACP test, did the Employer apply the prior year testing rules for the following Plan
Years?
1997 ☐ Yes ☐ No ☑ Not Applicable 2001 ☑ Yes ☐ No ☐ Not Applicable
1998 ☐ Yes ☐ No ☑ Not Applicable 2002 ☐ Yes ☐ No ☐ Not Applicable
1999 ☑ Yes ☐ No ☐ Not Applicable 2003 ☐ Yes ☐ No ☐ Not Applicable
2000 ☑ Yes ☐ No ☐ Not Applicable 2003 ☐ Yes ☐ No ☐ Not Applicable
NOTE: If a box is not selected for a year under either 1 or 3 above, “Yes” will be deemed to be selected for such year.

4.    Initial Plan Year ACP. If this was not a successor Plan, then, for the first Plan Year this Plan permitted any Participant to make Nondeductible Employee

       Contributions, provided for Matching Contributions or both, the ACP used in the ACP test for Participants who were not Highly Compensated Employees was such first Plan Year’s ACP.

☐ Yes ☑ No

       NOTE: Select “No” if “No” was selected in item 3 above with respect to the first Plan Year Nondeductible Employee Contributions and/or Matching

       Contributions were permitted. If a box is not selected, “No” shall be deemed to be selected.

Part C.	401(k) Safe Harbor Rules
1. Application of Rules. Did the Employer apply the 401(k) safe harbor rules for the following Plan Years?
1999 ☐ Yes ☑ No ☐ Not Applicable 2002 ☐ Yes ☑ No ☐ Not Applicable
2000 ☐ Yes ☑ No ☐ Not Applicable 2003 ☐ Yes ☐ No ☐ Not Applicable
2001 ☐ Yes ☑ No ☐ Not Applicable 2004 ☐ Yes ☐ No ☐ Not Applicable
NOTE: If a box is not selected for a year, “No” shall be deemed to be selected for such year.

	2.	Safe Harbor Contribution. If “Yes” is selected for one or more of the years described above, which safe harbor contribution did the Employer make for each of the following Plan Years?
		1999	Option 1: ☐ Nonelective Contribution.
Option 2: ☐ Basic Matching Contribution.
Option 3: ☐ Enhanced Matching Contribution (describe) .
		2000	Option 1: ☐ Nonelective Contribution.
Option 2: ☐ Basic Matching Contribution.
Option 3: ☐ Enhanced Matching Contribution (describe) .
		2001	Option 1: ☐ Nonelective Contribution.
Option 2: ☐ Basic Matching Contribution.
Option 3: ☐ Enhanced Matching Contribution (describe) .
		2002	Option 1: ☐ Nonelective Contribution.
Option 2: ☐ Basic Matching Contribution.
Option 3: ☐ Enhanced Matching Contribution (describe) .
		2003	Option 1: ☐ Nonelective Contribution.
Option 2: ☐ Basic Matching Contribution.
Option 3: ☐ Enhanced Matching Contribution (describe) .
		2004	Option 1: ☐ Nonelective Contribution.
Option 2: ☐ Basic Matching Contribution.
Option 3: ☐ Enhanced Matching Contribution (describe) .
NOTE: If no option is selected for a year, Option 2 shall be deemed to be selected for such year.
Part D.	Required Minimum Distribution
	1.	Required Beginning Date. Effective the first day of the 1999 (enter year) Plan Year, the definition of Required Beginning Date with respect to this Plan was amended to (select one):
Option 1: ☐ the April 1 of the calendar year following the calendar year in which a Participant attains age 70½.

Option 2:    ☐    the April 1 of the calendar year following the calendar year in which a Participant attains age 70½, except that distributions to a

                            Participant (other than a five-percent owner) with respect to benefits accrued after the later of the adoption or effective date of this amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the

                            Participant attains age 70½ or retires.

Option 3:    ☑    the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires except that distributions to a five-percent owner must commence by the April 1 of the calendar year following the calendar year in which the

                            Participant attains age 70½.

NOTE: If no Option is selected, Option 3 shall be deemed to be selected. If Option 3 is selected, complete item 2 below. If either item 1 or item 2 above is selected, skip item 2 below and proceed to Part E below.

2.

Transition Rules. To facilitate the amendment to the definition of Required Beginning Date, one or more of the following options must be selected if Option 3, item 1, above was selected. Option 3, below, must be selected to the extent that there would have been an elimination of a preretirement are 70½ distribution option for Employees older than those listed in item 1 above.

Option 1: ☑ Any Participant who attained age 70½ in years after 1995 was permitted to defer distributions until the calendar year following the calendar year in which the Participant retired.

Option 2:    ☑    Any Participant attaining age 70½ in years prior to 1997 was permitted to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. With respect to such Participants, there is (select one):

                            Suboption (a):    ☑    a new annuity starting date upon recommencement, or

                            Suboption (b):    ☐    no new annuity starting date upon recommencement.

Option 3:    ☑    The preretirement age 70½ distribution option was only eliminated with respect to Employees who reached age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amendment.

NOTE: If no option is selected, Options 1, 2 and 3 shall be deemed to be selected. If Option 2 is selected or deemed selected and neither Suboption (a) nor Suboption (b) is selected, Suboption (b) shall be deemed to be selected.

3.

Calculations. For purposes of determining a Participant’s required minimum distribution, in what calendar year did the Employer adopt the 2001 proposed regulations under Section 401(a)(9) of the Code?

☐ 2001    ☑ 2002    ☐ Not Applicable

NOTE: If a box is not selected under item 3 above, 2001 shall be deemed to be selected.
Part E.

Annual Additions Testing

The 1.0 test described in Section 415(e) of the Code did not apply for Plan Years beginning on or after January 1, 2000. In addition, the Plan did not apply the rule requiring adjustment of the $30,000 annual additions limit to one-fourth of the defined benefit limit for Plan Years beginning after January 1, 1995.

Part F.

Family Aggregation

The family aggregation rules with respect to coverage and nondiscrimination tests and allocations of Employer Contributions to the Plan did not apply for Plan Years beginning on or after January 1, 1997.

Part G.

Compensation

The definition of Compensation with respect to annual additions testing under Section 415 of the Code was amended to gross Compensation for Plan Years beginning on or after January 1, 1998.